Filed pursuant to Rule 497(k)

Registration No. 333-174323

Brookfield Global Renewables & Sustainable Infrastructure Fund

Summary Prospectus

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.brookfieldoaktree.com/fund/brookfield-global-renewables-sustainable-infrastructure-fund. You may also get information at no cost by calling 1-855-244-4859, or by sending an email request to info@brookfieldoaktree.com. The current prospectus (“Prospectus”) and statement of additional information (“SAI”), dated April 30, 2025, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund’s SAI may be obtained, free of charge, in the same manner as the Prospectus.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Share Class: Ticker Symbol

Class A	Class C	Class I
(GRSAX)	(GRSCX)	(GRSIX)

Investment Objective

The Brookfield Global Renewables & Sustainable Infrastructure Fund (the “Fund,” or the “Renewables Fund”) seeks total return through growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. More information about these and other discounts is available from your financial professional and in the section entitled “Shareholder Account Information — Initial Sales Charges (Class A Shares Only)” on page 70 of the Fund’s Prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None(1)	1.00%(2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses(3)	0.54%	0.54%	0.54%
Total Annual Fund Operating Expenses	1.64%	2.39%	1.39%
Less Fee Waiver and/or Expense Reimbursement	(0.39)%	(0.39)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.25%	2.00%	1.00%

(1)   No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.

(2)   A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)   “Other Expenses” for Class A and Class C Shares are based on estimated amounts for the current fiscal year.

(4)   Brookfield Public Securities Group LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.25% for Class A Shares, 2.00% for Class C Shares, and 1.00% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2026, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of April 30th of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees (the “Board”) with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$596	$931	$1,289	$2,295
Class C Shares	$303	$708	$1,240	$2,697
Class I Shares	$102	$402	$ 723	$1,635

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$203	$708	$1,240	$2,697

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher realized taxes at the fund level. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2024, the portfolio turnover rate of the Fund was 69% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in publicly traded equity securities of global renewables and sustainable infrastructure (“GRSI”) companies listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”). As part of the 80%

Policy, under normal market conditions, at least 40% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in publicly traded securities of GRSI companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, and the Fund will maintain exposure to securities of GRSI companies in the United States and in at least three countries outside the United States. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. The Fund may also invest, as a principal strategy, up to 25% of its net assets in GRSI companies organized as master limited partnerships (“MLPs”).

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.

The Fund defines a GRSI company as any company that has assets that are, or is a technology and service provider engaged with, wind, solar and other forms of clean power, battery & storage technology, electric vehicles and electrification technology, integral to technology and infrastructure (such as electricity transmission and distribution assets), behind-the-meter/energy efficiency, smart grid technology, integrated software technology, data storage and transmission technology, and water and waste infrastructure pertaining to the circular economy (e.g., recycling). The circular economy concept (i) recognizes the importance of a sustainable economic system and represents an alternative economic model to the default “make-use-throw away” approach of consumption, which is believed to be unsustainable given scarce resources and the rising cost of managing waste, and (ii) promotes the redesign of products and systems to minimize waste and to enable greater recycling and reuse of materials. GRSI companies are primarily focused in these areas. The Fund will not invest in issuers that do not meet this definition.

For purposes of the 80% Policy, the Fund’s investments in GRSI companies include equity securities of U.S. and non-U.S. companies that have at least 50% of their assets, income, earnings, sales, or profits committed to, or derived from renewables and sustainable infrastructure.

GRSI companies include the following:

•        Wind & Solar (asset owners & operators, developers, and supply chain (e.g., transportation and logistics companies))

•        Clean Power (such as hydroelectric, geothermal and biomass)

• Clean Technology (electrification of the grid through electric vehicles, grid modernization, energy efficiency, distributed generation, etc.)

• Water Sustainability (water and wastewater treatment systems & utilities and supply chain (e.g., transportation and logistics companies))

•        Opportunistic transitioning companies (particularly companies focused on power generation & electrification investments)

The Fund may invest up to 25% of its net assets, plus borrowings for investment purposes, in publicly traded securities of GRSI companies, whose primary operations or principal trading market is in an “emerging market.” In selecting the Fund’s emerging market securities, the Adviser primarily looks to the emerging market countries that are included in the MSCI Emerging Markets Index (USD), which currently include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Fund may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). In addition, the Fund may invest up to 15% of its net assets in securities deemed illiquid. The Fund retains the ability to invest in GRSI companies of any market size capitalization.

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management ULC and its affiliates, which provide extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs. The allocation of capital across asset classes and strategies will vary upon market opportunity and other factors.

Under normal market conditions, the Fund will invest more than 25% of its total assets in the renewable and sustainable infrastructure industry. The policy of concentration is a fundamental policy. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.

GRSI Risk.    GRSI companies, as defined by the Fund, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. While many of the risks below could be present with respect to other investments, these risks may be particularly important to investments in GRSI companies.

Environmental Risk.    GRSI assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments, and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen. For example, new environmental regulations may create costly compliance procedures for GRSI assets.

Geopolitical Risk.    Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. There is significant uncertainty as to further actions that may be taken by the U.S. and foreign governments with respect to trade policy. In addition, Russia’s military invasion of Ukraine and the conflict between Israel and Hamas, and the potential for wider conflict, have increased volatility and uncertainty in the financial markets, adversely affected regional and global economies, and could present material uncertainty and risk with respect to the Fund and the performance of the Fund’s investments or operations. These events, as well as other recent geopolitical events, such as rising tensions between the Chinese government and Taiwan and the United Kingdom’s departure from the European Union (commonly referred to as “Brexit”), and related changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

Concentration Risk.    Because the Fund will invest more than 25% of its total assets in the securities of issuers directly or indirectly engaged in the renewable and sustainable infrastructure industry, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that does not concentrate its investments.

MLP Risk.    An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. MLPs benefit from various tax provisions that may not be available in the future. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Adviser Investment Risk.    The Adviser and its affiliates (each, an “Adviser Investor”) may, from time to time, own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.

Emerging Markets Risk.    Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. In addition, the availability and reliability of information material to an investment decision, particularly financial information from these companies in emerging markets, may be limited in comparison to the scope and reliability of financial information provided by U.S. companies.

Foreign (Non-U.S.) Securities Risk.    Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. These risks are more pronounced in the securities of companies located in emerging markets.

Foreign Currency Risk.    The Fund will invest in instruments denominated in U.S. and foreign currencies. The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Equity Securities Risk.    Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Issuer Risk.    Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk.    The Fund has an actively managed portfolio. The Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Selection Risk.    The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

Preferred Securities Risk.    There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Market Risk.    Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

Liquidity Risk.    Derivative instruments, including options and swaps, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to the potential of greater losses.

Infectious Illness Risk.    A widespread outbreak of an infectious illness may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund.

The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the performance history of the Fund and Brookfield Global Renewables & Sustainable Infrastructure LP (the “Predecessor Fund”). As of the close of business on February 4, 2022, the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund through a tax-free reorganization (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Fund. As a result of the Reorganization, the Fund’s Class I Shares adopted the Predecessor Fund’s performance history. The Predecessor Fund was an unregistered limited partnership, did not qualify as a regulated investment company for federal income purposes and did not have a distribution policy (i.e., the Predecessor Fund did not pay dividends and distributions). As a result of the different tax treatment, after-tax returns for the Predecessor Fund are not shown. Figures shown in the bar chart reflect the performance history of the Fund’s Class I Shares and do not reflect sales charges. For periods prior to February 4, 2022, the performance information for the Fund’s Class I Shares reflects the performance history of the Predecessor Fund. If sales charges were reflected, returns would be less than these shown. The performance table shows how the Fund’s average annual total returns compare with those of a broad measure of market performance and additional indices that have investment characteristics similar to those of the Fund. The Fund’s Class A and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses. Updated performance information is available on the Fund’s website at https://www.brookfieldoaktree.com/fund/brookfield-global-renewables-sustainable-infrastructure-fund or by calling 1-855-244-4859.

(1)   Figures do not reflect sales charges. If they did, returns would be lower. For periods prior to February 4, 2022, the bar chart reflects the performance history of the Predecessor Fund. The Class A Shares and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses, such as sales loads that are not reflected in the bar chart. If sales loads were reflected, the Fund’s returns would have been less than those shown.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 38.61% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was –15.18% (quarter ended September 30, 2023).

Average Annual Total Returns for the periods ended December 31, 2024, with maximum sales charge, if applicable.
	One Year	Five Years	Since Inception(1)
Class I Shares
Return Before Taxes	(1.28)%	4.54%	5.77%
Return After Taxes on Distributions	(1.50)%	4.41%	5.63%
Return After Taxes on Distributions and Sale of Fund Shares	(0.37)%	3.62%	4.60%
MSCI World Index(2)	19.19%	11.70%	13.10%
S&P Global Clean Energy Transition Index(3)	(25.79)%	0.74%	2.31%
FTSE Global Core Infrastructure 50/50 Index(4)	10.46%	4.07%	4.71%

(1)   Prior to February 4, 2022, the performance information quoted reflects the performance information from the inception date of the Predecessor Fund (October 1, 2019).

(2)   The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index references the Predecessor Fund’s inception date.

(3)   The S&P Global Clean Energy Transition Index (formerly known as S&P Global Clean Energy Index) is designed to measure the performance of companies in global clean energy-related businesses from both developed and emerging markets, with a target constituent count of 100.

(4)   The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors - 50% Utilities, 30% transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for Class I Shares and after-tax returns for other classes will vary due to the differences in expenses. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits shareholders.

Management

Investment Adviser:    Brookfield Public Securities Group LLC

Portfolio Managers:    Iñigo Mijangos, Director and Portfolio Manager, and Joseph Idaszak, Director and Portfolio Manager, both of Brookfield Public Securities Group LLC, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Mijangos has served as a Portfolio Manager of the Fund since its inception, and Mr. Idaszak has served as a Portfolio Manager of the Fund since March 2022.

Purchase and Sale of Fund Shares
Class:    A GRSAX, C GRSCX, I GRSIX

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brookfield Global Renewables & Sustainable Infrastructure Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A and C is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.

Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s distributor or from a financial intermediary with whom the Fund’s distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.